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                             CONVERTIBLE PROMISSORY NOTE


$1,250,000.00                                                  November 10, 1999
                                                           San Diego, California

     FOR VALUE RECEIVED, ImageWare Software, Inc., a California corporation ("Maker"), promises to pay to Naoya Harano ("Holder"), or order, at the address of Holder as set forth on the signature page hereof, or such other place as Holder may from time to time designate, the principal amount of One Million Two Hundred Fifty Thousand Dollars ($1,250,000.00), with interest on such amount until paid, at the rate set forth below and payable as follows:

INTEREST RATE

     The amount of outstanding principal shall bear interest at the rate of ten percent (10%) per annum. Interest shall accrue on the principal balance from and after November 10, 1999 and shall be calculated on the basis of a 365-day year.

PAYMENT

     A payment of interest only shall be paid annually on each anniversary of the date of this Note; provided, however, if the Maker does not make such payment, the amount equivalent to the interest accrued hereunder as of each anniversary date shall be added to the principal and shall accrue interest at the rate of ten percent (10%) per annum. All outstanding principal and accrued and unpaid interest shall be payable upon the earlier of (a) February 10, 2001 or (b) within five business (5) days after the closing of the initial underwritten public offering of Maker's common stock pursuant to a registration statement under the Securities Act of 1933.

     Any payment hereunder shall be applied first to expenses of collection, if any, then to accrued interest, and the balance, if any, shall be then applied to reduction of principal. All amounts due hereunder shall be paid in lawful money of the United States of America.

CONVERSION OPTION

     If the outstanding principal and accrued and unpaid interest due hereunder has not been paid on or before April 1, 2000 (the "Exercise Date"), then Holder may, at its option, at any time and from time to time, elect to convert (the "Conversion Right") all or a portion of the then outstanding principal and accrued and unpaid interest and any other amount due hereunder into shares of the Common Stock (the "Shares") of Maker at $1.00 (the "Conversion Price") per Share. Notwithstanding the section entitled "ADJUSTMENTS TO THE CONVERSION PRICE" below, it is the intent of the Maker and the Holder that the Conversion Price is on a post-split basis after the 5.275 to 1 reverse stock split which is anticipated to occur prior to Maker's filing of a registration statement for its initial public offering of securities. The Conversion Right shall be exercisable by written notice to Maker by Holder at any time after the Exercise Date.


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     In order to effect the Conversion Right, Holder shall deliver a copy of the fully executed Notice of Conversion (the form of which is attached hereto) to Maker for the Shares and surrender this Note, duly endorsed, along with a copy of the Notice of Conversion, as soon as practicable thereafter. Upon receipt by Maker of the Notice of Conversion from Holder, Maker shall promptly send a confirmation to Holder stating that the Notice of Conversion has been received and the date upon which Maker expects to deliver the Shares upon conversion. No fractional Shares shall be issued upon conversion.

     The Shares shall not be registered under the Securities Act of 1933, as amended (the "Securities Act"), and shall be subject to restrictions on transfer as imposed by the Securities Act and/or state securities laws. The Holder shall have the same registration rights with respect to the Shares as have been granted to Holder in the Stock Purchase Warrant between Holder and Maker of even date herewith.

     Holder represents, warrants and covenants that (i) Holder has had, and continues to have, access to detailed information with respect to the business, financial condition, results of operations and prospects of Maker; (ii) Holder has received or has been provided access to all material information concerning an investment in Maker represented by the Conversion Right and the Shares; (iii) as a result of Holder's study of the aforementioned information and Holder's prior overall experience in financial matters, and Holder's familiarity with the nature of businesses such as Maker, Holder is properly able to evaluate the capital structure of Maker, the business of Maker, and the risks inherent therein; (iv) Holder has been given the opportunity to obtain any additional information or documents from, and to ask questions and receive answers of, the officers, directors and representatives of Maker to the extent necessary to evaluate the merits and risks related to an investment in Maker represented by the Conversion Right and the Shares; (v) Holder's investment in securities of Maker pursuant hereto is consistent, in both nature and amount, with Holder's overall investment program and financial condition; (vi) Holder's financial condition is such that Holder can afford to bear the economic risk of holding securities and to suffer a complete loss of Holder's investment in Maker represented by the Conversion Right and the Shares; and (v) Holder presently qualifies and will as of the date of the Conversion Right qualify as an "accredited investor" within the meaning of Regulation D of the rules and regulations promulgated under the Securities Act.

ADJUSTMENTS TO THE CONVERSION PRICE

     The Conversion Price shall be subject to adjustment from time to time only as follows:

     (a) If at any time on or after the date of this Note, the number of outstanding shares of Common Stock of Maker is increased by a stock split, stock dividend, combination, reclassification or other similar event, the Conversion Price shall be proportionately reduced, or if the number of outstanding shares of Common Stock is decreased by a reverse stock split, combination or reclassification of shares, or other similar event, the Conversion Price shall be proportionately increased.

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     (b)  In case the Maker shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution with respect to the shares payable in (i) securities of the Maker (other than Shares of Common Stock) or (ii) assets (excluding cash dividends paid or payable solely out of retained earnings), then in each case, the holder of this Note on conversion hereof at any time after the consummation, effective date or record date of such event, shall receive, in addition to the Shares issuable on such conversion prior to such date, the securities or other assets of the Maker to which such holder would have been entitled upon such date if such holder had converted this Note immediately prior thereto (all subject to further adjustment as provided in this Note).

     (c) In case of any merger of the Maker with or into any other corporation, entity or person, or any other corporate reorganization, in which the Maker shall not be the continuing or surviving entity of such reorganization or merger, or any sale of all or substantially all of the assets of the Maker (any such transaction being hereinafter referred to as a "Reorganization"), then, in each case, (i) the holder of this Note shall be provided with written notice of the proposed Reorganization at least thirty (30) days prior to the proposed Reorganization date, and (ii) the holder of this Note, on conversion hereof at any time after the consummation or effective date of such Reorganization (the "Reorganization Effective Date"), shall receive, in lieu of the Shares issuable on such conversion prior to the Reorganization Effective Date, the stock and other securities and property (including cash) to which such Holder would have been entitled upon the Reorganization Effective Date if such Holder had converted this Note immediately prior thereto (all subject to further adjustment as provided in this Note).

     (d) In case of any adjustment or readjustment in the price or kind of securities issuable on the conversion of this Note, the Maker will promptly give written notice thereof to the holder of this Note setting forth such adjustment or readjustment and showing in reasonable detail the computation of such adjustment.

     (e) The Maker will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Note, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Note against dilution or other impairment. Without limiting the generality of the foregoing, the Maker (a) will at all times reserve and keep available a number of its authorized Shares of Common Stock, free from all preemptive rights therein, which will be sufficient to permit the conversion of this Note and (b) shall take all such action as may be necessary or appropriate in order that all Shares as may be issued pursuant to the conversion of this Note will, upon issuance, be duty and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

DEFAULT/ACCELERATION


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     If any one or more of the following events shall occur (hereinafter called an "Event of Default"), namely: (i) default shall be made in the payment of any amount owning hereunder when due; or (ii) the Maker shall become insolvent, or shall be unable to pay its debts as they mature; or shall admit in writing its inability to pay its debts as they mature; or shall make an assignment for the benefit of its creditors; or shall file or commence or have filed or commenced against it any proceeding for any relief under any bankruptcy or insolvency law or any law or laws relating to the relief of debtors, readjustment of indebtedness, reorganizations, compositions or extensions (and in the case of an in voluntary proceeding, the same shall not be dismissed or stayed within sixty
(60) days thereof), THEN, upon the occurrence of any such Event of Default, Holder at its election, and without presentment, demand, notice of any kind, all of which are expressly waived by Maker, may declare the entire outstanding balance of principal and interest thereon immediately due and payable; provided, however, that upon the occurrence of an Event of Default described in clause
(ii) above, all amounts due hereunder shall become immediately and automatically due and payable without any requirement of notice or other action by Holder.

NO WAIVER BY HOLDER

     The acceptance by Holder of any payment under this Note after the date such payment is due, or the failure to declare an Event of Default as herein provided, shall not constitute a waiver of any of the terms of this Note or the right to require the prompt payment when due of future or succeeding payments or to declare an Event of Default for any failure to so pay or for any other default. The acceptance by Holder of a payment of a portion of any installment at any time that such installment is due in full shall not cure or excuse the default caused by the failure to pay such installment in full and shall not constitute a waiver of the right to require full payment when due of all future or succeeding installments.

ATTORNEYS' FEES AND COSTS

     In the event Holder takes any action to enforce any provision of this Note, either through legal proceedings or otherwise, Maker promises to immediately reimburse Holder for reasonable attorneys' fees and all other costs and expenses so incurred. Maker shall also reimburse Holder for all attorneys' fees and costs reasonably incurred in the representation of Holder in any bankruptcy, insolvency, reorganization or other debtor-relief proceeding of or relating to Maker or any security for the obligations hereunder, or for any action to enforce any judgment rendered hereon or relating to enforcement hereof.

WAIVERS

     The Maker, endorsers, guarantors and sureties of this Note hereby waive diligence, demand, presentment, protest and demand and notice of such protest, demand, dishonor and non-payment of this Note; expressly agree that this Note, or any payment or performance or other term hereunder, may be renewed, modified or extended from time to time and at any time; and consent to the acceptance or release of security for this Note or the release of any party or guarantor, all without

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in any way affecting their liability and waive the right to plead any and all statutes of limitations as a defense to any demand on this Note, or on any guaranty thereof, or to any agreement to pay the same to the full extent permissible by law.

MAXIMUM INTEREST

     In no event whatsoever shall the amount paid, or agreed to be paid, to Holder for the use, forbearance or detention of money to be loaned hereunder or otherwise, or for the performance or payment of any covenant or obligation contained herein, exceed the maximum amount permissible under applicable law.
If from any circumstance whatsoever fulfillment of any provision hereof exceeds the limit of validity prescribed by law, then, IPSO FACTO, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any such circumstance Holder shall ever receive as interest under this Note or otherwise an amount that would exceed the highest lawful rate, such amount that would be excessive interest shall be applied to the reduction of the principal amount owing hereunder (without charge for prepayment) and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal, such excess shall be refunded to Maker.

PREPAYMENT

     Maker may prepay this Note in full or in part at any time without premium. No partial prepayment shall release Maker from thereafter tendering required payments until the Note is paid in full. Upon any election by Maker to prepay this Note, Holder shall have the right to accept such prepayment or elect to convert the amount sought to be prepaid. If such prepayment is made prior to the Exercise Date, Holder shall retain the right to purchase shares in the amount of such prepayment at the Conversion Price provided Holder exercises such right within 30 days after the Exercise Date.

BINDING ON SUCCESSORS

     The terms of this Note shall inure to the benefit of and bind the parties hereto and their heirs, legatees, devisees, representatives, successors and assigns. As used herein the term "Maker" shall include the undersigned Maker and any other person or entity who may subsequently become liable for the payment hereof. The term "Holder" shall include the named Holder as well as any other person or entity to whom this Note or any interest in this Note is conveyed, transferred or assigned.

AUTHORITY TO BIND

     Each person signing this Note on behalf of Maker represents and warrants that he has full authority to do so and that this Note binds the corporation.

TIME OF ESSENCE

     It is agreed that time is of the essence as to every term, condition and provision of this Note.

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NOTICE

     All notices, demands and other communications required or permitted hereunder shall be in writing and shall be deemed effective the earliest of (i) actual delivery if delivered by personal delivery, (ii) three (3) days following deposit, first class postage prepaid, with the United States mail, (iii) upon the earliest to occur, if sent by certified postage prepaid mail, of three (3) days following deposit thereof in the United States mail or receipt (or refusal to accept delivery), or (iv) on the next business day after timely and proper deposit with an overnight air courier with request for next business day delivery. For purposes of notice, the address of Maker shall be as set forth on the signature page hereof and the address of the Holder shall be as set forth on the signature page hereof; provided, however, that any party shall have the right to change its address for notice hereunder to any other location by giving notice to the other party in the manner set forth above.

SEVERABILITY

     Every provision hereof is intended to be several and if any provision is determined by a court of competent jurisdiction to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall not affect the other provisions hereof, which shall remain binding and enforceable.

MODIFICATION

     This Note may not be changed or modified orally, nor may any right or provision hereof be waived orally, but in each instance only by an instrument in writing signed by the party against which enforcement of such change, modification or waiver is sought.

REMEDIES CUMULATIVE

     Each and every right, remedy and power hereby granted to Holder or allowed it by law or other agreement shall be cumulative and not exclusive and may be exercised by Holder from time to time.

CURRENCY CONVERSION

     It is the intent of the Maker and Holder that the principal of this Note be subject to adjustment based upon the fluctuation of the rate of exchange between U.S. dollars and Japanese yen between the date hereof and the date of repayment of the principal hereunder. It is agreed that the rate of exchange between U.S. dollars and Japanese yen as of the date of this Note is 104.55 Japanese yen per U.S. dollar, and therefore the original principal amount of this Note of $1,250,000.00 is as of the date hereof equal to 130,687,500 Japanese yen (the "Original Yen Amount"). Thus, the principal amount of this Note shall be adjusted as of the time of final payment hereunder so that the amount repaid hereunder in U.S. dollars shall equal, based upon the foreign exchange rate published in the Wall Street Journal on such repayment date setting forth the foreign

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exchange rate as of the business day proceeding the date of repayment, the
Original Yen Amount. Maker and Holder acknowledge that such adjustment may either increase or decrease the principal amount owing hereunder as of the date of repayment.

IMPERIAL BANK LOAN

     Maker shall use its best efforts to obtain the consent of Imperial Bank to permit Maker to grant to Holder a security interest in the assets of Maker to secure Maker's obligations to Holder hereunder and shall make a written request to Imperial Bank for such consent within 45 days from the date of this Note and will provide a copy of such written request to Holder. During the term of this Note, upon notice by Holder to Maker of Holder's desire to pay off in full and receive an assignment of Maker's outstanding obligation to Imperial Bank under Maker's existing line of credit with Imperial Bank, Maker shall cooperate with Holder (which shall not include any expenditure of funds) to cause Imperial Bank to permit such repayment and assignment.

GOVERNING LAW

     This Note shall be governed by and construed under the internal laws of the State of California. This Note shall be deemed made and entered into in San Diego County, California.

HOLDER:                                 MAKER:

                                        ImageWare Software, Inc., a California
                                        corporation

____________________________________    By:____________________________________
Naoya Harano                                S. James Miller, Jr., President

ADDRESS:                                ADDRESS:



____________________________________    10883 Thornmint Road
____________________________________    San Diego, California 92127
____________________________________    Attn: S. James Miller, Jr.




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                                 NOTICE OF CONVERSION

The undersigned hereby irrevocably elects to convert $________________ principal amount of the Convertible Promissory Note dated November 10, 1999 (the "Note") issued by ImageWare Software, Inc. ("Maker"), plus all accrued and unpaid interest on such principal amount (i.e. $______________), into shares of common stock ("Common Stock") of Maker according to the conditions of the Note, as of the date written below. If securities are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

The undersigned represents and warrants that al offers and sales by the undersigned of the securities issuable to the undersigned upon conversion of the Note shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the "Act"), or pursuant to an exemption from registration under the Act.

In the event of partial exercise, please reissue an appropriate Note(s) for the principal balance which shall not have been converted.

                              Date of Conversion:__________________________

                              Applicable Conversion Price:__________________

                              Number of Shares of
                              Common Stock to be Issued:_____________________


                              Signature:__________________________________
                              Name:_____________________________________
                              Address:___________________________________

ACKNOWLEDGED AND AGREED:

IMAGEWARE SOFTWARE, INC.

By:_________________________
Name:_______________________
Title:______________________  Date:__________________________________




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